Exhibit 10.1

GREATER BAY BANCORP

DIRECTOR COMPENSATION

July 25, 2006

Quarterly Retainers

Board of Directors	$2,250
Chairman	3,750
Vice Chairman	1,000
ALCO Chair	2,000
Audit Committee Chair	7,500
Board Governance Committee Chair	1,000
Compensation Committee Chair	3,000
Executive Committee Chair	4,500

Meeting Attendance Fees

Board of Directors	$500
ALCO	1,250
Audit Committee - Regular	1,500
Audit Committee - 10-Q/10-K	1,000
Board Governance	1,000
Compensation Committee	1,500
Executive Committee	1,500

GREATER BAY BANK, N.A.

DIRECTOR COMPENSATION

July 25, 2006

Quarterly Retainers

Board of Directors	$2,250
Chairman	3,750
Vice Chairman	1,000
ALCO Chair	2,000
Loan Committee Chair	3,000
Marketing Committee Chair	1,000
Trust Oversight Committee Chair	1,000

Meeting Attendance Fees

Board of Directors	$500
ALCO	1,250
Loan Committee	1,000
Marketing Committee	1,000
Trust Oversight Committee	1,000